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                                                                       Exhibit 1





                                  NORTEK, INC.


                                  $175,000,000


                         9 1/4 % Senior Notes due 2007






                               Purchase Agreement


                                 March 12, 1997






                            BEAR, STEARNS & CO. INC.
                      WASSERSTEIN PERELLA SECURITIES, INC.
                            BT SECURITIES CORPORATION



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                                  NORTEK, INC.

                                  $175,000,000
                          9 1/4% Senior Notes due 2007


                               PURCHASE AGREEMENT
                               ------------------


                                                                 March 12, 1997
                                                             New York, New York

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

WASSERSTEIN PERELLA SECURITIES, INC.
31 West 52nd Street
New York, New York 10019

BT SECURITIES CORPORATION
130 Liberty Street, 30th Floor
New York, New York 10006

Ladies & Gentlemen:

    Nortek, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Bear, Stearns & Co. Inc., Wasserstein Perella Securities, Inc. and BT Securities Corporation (each, an "INITIAL PURCHASER", and collectively, the "INITIAL PURCHASERS") $175,000,000 aggregate principal amount of its 9 1/4% Senior Notes due 2007 (the "NOTES"), subject to the terms and conditions set forth herein. The Notes will be issued pursuant to the provisions of an indenture dated March 17, 1997 (the "INDENTURE"), among the Company and State Street Bank and Trust Company, as trustee (the "TRUSTEE"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

    The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption from the registration requirements of the Act. In connection with the sale of the Notes, the Company prepared a preliminary offering memorandum dated March 5, 1997 (including all documents incorporated therein by reference, the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum dated March 12, 1997 (including all documents incorporated therein by reference, the "OFFERING MEMORANDUM"), each setting forth certain information concerning the Company and the Notes. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offer and resale of the Notes by the Initial Purchasers. Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof (including any supplements or amendments).


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    The Company understands that each of the Initial Purchasers proposes to make offerings of the Notes only on the terms and in the manner set forth in the Offering Memorandum and Sections 2 and 3 hereof, as soon as each such Initial Purchaser deems advisable after this Agreement has been executed and delivered,
(i) to persons in the United States whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions meeting the requirements of Rule 144A, and/or (ii) to a limited number of other institutional "Accredited investors" ("ACCREDITED INVESTORS") as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D of the Act, in private sales exempt from registration under the Act.

    1. ISSUANCE OF SECURITIES. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $175,000,000 principal amount of Notes. The Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES".

    Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) WHO IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE, EXCEPT (A) TO THE COMPANY,(B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (c) TO
     AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY



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     RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN
     EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (F) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

     2. OFFERING. The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act.

    Each of the Initial Purchasers has advised the Company that it proposes to offer the Notes for resale (the "EXEMPT RESALES") on the terms and conditions set forth in this Agreement and in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom such Initial Purchaser reasonably believes to be QIBs, and (ii) a limited[ number of other institutional investors whom such Initial Purchaser reasonably believes to be Accredited Investors that are purchasing for their own accounts or for the account of an Accredited Investor, for investment purposes only and not with a view to, or for offer or sale in connection with, any distribution of the Notes in violation of the Act; PROVIDED, HOWEVER, that with respect to clause (ii) each such Accredited Investor shall be required to complete and deliver a purchaser letter, substantially in the form of Annex A to the Offering Memorandum, to such Initial Purchaser prior to the confirmation of any order. The Initial Purchasers will offer the Notes to such Eligible Purchasers initially at a price equal to 100 % of the principal amount thereof. Such price may be changed at any time without notice.

    The Initial Purchasers and other holders (including subsequent transferees) of the Notes will have the registration rights set forth in a registration rights agreement relating thereto (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date and substantially in the form of EXHIBIT B hereto, for so long as such Notes constitute "REGISTRABLE SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration



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statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the 9 1/4% Senior Notes due 2007 (the "SERIES B NOTES") to be offered in exchange for the Notes (the "EXCHANGE OFFER") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT") relating to resales by certain holders of the Notes, and, if applicable, the Private Exchange Notes (as defined in the Registration Rights Agreement) and to use its best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Series B Notes, the Private Exchange Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

    3. PURCHASE, SALE AND DELIVERY. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, $175,000,000 aggregate principal amount of Notes. The purchase price for the Notes will be $967.97 per $1,000 principal amount of Notes.

    (b) Delivery of the Notes shall be made, against payment of the purchase price therefor, at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 on Monday, March 17, 1997, at 10:00 a.m., New York City time, or such other location, date and time as the Initial Purchasers and the Company shall agree (such date and time of delivery and payment, the "CLOSING DATE").

    (c) One or more of the Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Notes sold pursuant to Exempt Resales to QIBs and Accredited Investors (the "GLOBAL NOTE") shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:00 a.m., New York City time, on the business day immediately preceding the Closing Date.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes-for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the occurrence of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if any such order is issued, to obtain the withdrawal or lifting of such order at the earliest possible time.


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          (b) The Company will furnish to the Initial Purchasers, counsel for the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers and counsel for the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto by the Initial Purchasers in connection with Exempt Resales.

          (c) Before amending or supplementing the Preliminary Offering Memorandum or the Offering Memorandum, to furnish to the Initial Purchasers a copy of each such proposed amendment or supplement and not to make any such proposed amendment or supplement to which the Initial Purchasers reasonably object. The Company shall promptly prepare, upon the reasonable request of the Initial Purchasers, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, after the date hereof and prior to completion of any Exempt Resale by the Initial Purchasers to purchasers who are not affiliated with the Initial Purchasers, any event shall occur or condition shall exist as a result of which, in the judgment of the Company or counsel for the Company or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum so that it does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Preliminary Offering Memorandum or Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Company or counsel for the Company or counsel to the Initial Purchasers it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, the Company will (i) notify the Initial Purchasers, in writing, to suspend use of the Preliminary Offering Memorandum or Offering Memorandum as promptly as practicable, and (ii) promptly prepare, at its own expense, an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum in accordance with Section 5(c) above, so that the statements therein as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is so delivered to a purchaser, not misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

          (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Notes for the offering and sale under the securities or Blue Sky laws of such states and other jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject. The Company shall promptly advise the Initial Purchasers of the receipt of any notification with



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     respect to the suspension of the qualification or exemption from qualification of the Notes for offering or sale in any jurisdiction or the institution, or to the Company's knowledge the threat or contemplation of any proceeding for such purpose.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i)the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii)the issuance, transfer and delivery by the Company of the Notes to the Initial Purchasers, (iii) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of preparing, printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto) and the expenses related to all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Notes in the Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. ("NASD"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (x) rating the Notes by rating agencies, (xi) the fees and expenses of the Trustee and its counsel, (xii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents, and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes. Except as provided in this Section 4(f) and Sections 6, 7 and 11(d) hereof, the Initial Purchasers shall pay all of their own costs and expenses, including the fees of counsel for the Initial Purchasers.

          (g) The Company will use the proceeds from the sale of the Notes in the manner specified in the Offering Memorandum under the caption "Use of Proceeds."

          (h) The Company will not voluntarily claim, and will resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (i) None of the Company, its subsidiaries or affiliates (as defined in Rule 501(b) under the Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that could be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Act or take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

          (j) The Company will for so long as any of the Notes remain outstanding and during any period in which the Company is not subject to
     Section 13 or 15(d) of the Securities Exchange


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     Act of 1934, as amended (the "EXCHANGE ACT"), and any holder of the Notes is still relying on Rule 144A or another exemption from the registration requirements of the Act, make available to any holder or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

          (k) The Company will cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (1) The Company will comply with all of the agreements set forth herein and in the other Operative Documents and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (m) The Company will use its best efforts to effect the inclusion of the Notes in PORTAL and obtain approval of the Notes by DTC for "book-entry" transfer.

          (n) During a period of three years following the Closing Date, the Company will deliver without charge to each Initial Purchaser, as it may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases.

          (o) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

          (p) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material in connection with the offering and sale of the Notes.

          (q) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Act) will solicit any offer to buy or offer or sell the Notes or the Series B Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act prior to the effectiveness of a registration statement with respect to the Notes or the Series B Notes, as applicable.



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     5.   Representations and Warranties.
          ------------------------------

          (a) The Company represents and warrants to, and agrees with, the Initial Purchasers that:

          (i) The Preliminary Offering Memorandum did not as of its date, and the Offering Memorandum does not, and any supplement or amendment to the Offering Memorandum will not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (i), however, with respect to any information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Initial Purchaser relating to such Initial Purchaser expressly for use in connection with the preparation thereof.

          (ii) No stop order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued, nor, to the best knowledge of the Company, is threatened.

          (iii) Arthur Andersen LLP, which has certified the financial statements and supporting schedules included in the Offering Memorandum, is an independent certified public accounting firm with regard to the Company and its subsidiaries as required by the Act if the Offering were required to be registered under the Act.

          (iv) Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as set forth in the Offering Memorandum, there has been no material adverse change, or any fact known to the Company which could reasonably be expected to result in a material adverse change, in the business, prospects, properties, assets, liabilities (contingent or otherwise) earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business or any loss of, or damage to, properties (whether or not insured) which could reasonably be expected to affect materially and adversely the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole. Since the date of the latest balance sheet presented in the Offering Memorandum, except as expressly disclosed in the Offering Memorandum or in any reports filed by the Company with the Commission pursuant to the Exchange Act or in accordance with any plan contained in any such report, neither the Company nor any of its subsidiaries has (i) incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries taken as a whole, (ii) entered into any material transaction not in the ordinary course of business and consistent with past practice or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.



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


          (v) The Company has the requisite corporate power and the authority to enter into this Agreement and each of the other Operative Documents to which it is a party, perform each of its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby including without limitation to issue, sell and deliver the Notes to be sold by it hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and by general equitable principles and (ii) to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (vi) The execution, delivery and performance of this Agreement and each of the other Operative Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Notes by the Company) do not and will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default), give rise to any right to accelerate the maturity or require the prepayment of any obligation of the Company or any of its subsidiaries or require any consent, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, pursuant to the terms of any contract, lease, indenture, mortgage, deed of trust, loan agreement, instrument, franchise, license, permit or other agreement or document to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound, except for such conflicts, breaches, defaults, liens, charges or encumbrances which would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or prohibit or restrict the consummation of the transactions contemplated hereby and thereby; (b) violate or conflict with any provision of the certificate of incorporation or by-laws (or equivalent instruments) of the Company or any of its subsidiaries; or (c) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets except for such violations or conflicts which would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or prohibit or restrict the consummation of the transactions contemplated hereby and thereby.

          (vii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the valid execution, delivery and performance of this Agreement or any of the other Operative Documents and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Notes to be issued, sold and delivered by the Company hereunder except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained or


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


     made) under the Act, the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and state securities or Blue Sky laws and regulations or such as may be required by the NASD.

          (viii) All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive rights nor do any such shares of capital stock have the benefit of any preemptive rights. The Company had, at December 31, 1996, a duly authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Offering Memorandum. On December 31, 1996, after giving pro forma effect to the issuance and sale of the Notes pursuant hereto and the other transactions referred to in the Offering Memorandum, the Company would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum in the "As Adjusted" column under the caption "Capitalization". No holder of any securities of the Company is entitled to have such securities (other than the Notes, the Exchange Notes and the Private Exchange Notes, if any) registered under any registration rights or similar agreement.

          (ix) The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which could not, individually or the aggregate, have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries has received any claim or notice from any official in any jurisdiction that it is required to be qualified or licensed to do business in any jurisdiction in which it is not so qualified or licensed. The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Offering Memorandum except for consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits the failure to obtain which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, and the Company has not received any notice of any proceedings relating to the revocation or modification of any thereof, nor is the Company aware of any basis therefor, and no such consent, approval, authorization, order, registration, qualification, franchise, license or permit contains a materially burdensome restriction that is not adequately and accurately disclosed in the Offering Memorandum.

          (x) As of December 31, 1996 and as of the date hereof, all of the outstanding shares of capital stock of each Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) of the Company have been duly and validly issued, are fully paid and non-assessable and were not issued in violation of preemptive rights, repurchase rights or rights of first refusal and are owned directly or indirectly by the Company, free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever. The Company owns no controlling interest in any other corporation, partnership or other entity and does not directly or indirectly own any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity, other than (a) minority investments in marketable securities that may be made in the ordinary course of business as a part of its investment of excess cash assets and (b) a 40% interest held by the Company in Spalding Composites, Inc.

          (xi) Except as described in the Offering Memorandum there is no action, suit, investigation or proceeding, governmental or otherwise, to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries which (i) could reasonably be expected to have a material adverse effect on the Company or its business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations or (ii) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the issuance of, the Notes or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or questions the legality or validity of any such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions.

          (xii) Except as provided for in this Agreement, the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Notes or since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes (other than the Initial Purchasers) or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xiii) The consolidated financial statements, including the notes thereto, and supporting schedules included in the Offering Memorandum comply as to form in all material respects with the requirements applicable to a Report on Form 10-K under the Exchange Act and present fairly the financial condition, results of operations, stockholders' investment and cash flows and other information purported to be shown therein of the Company and its subsidiaries at the dates and for the periods indicated' and the supporting schedules included in the Offering Memorandum present fairly the information required to be stated therein. Except as disclosed in such financial statements, such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and are in accordance with the books and records of the Company and its subsidiaries in all material respects. No other financial statements are required to be included in the Offering Memorandum. The financial data set forth in the Offering Memorandum under the captions "Summary Consolidated Financial Information", "Capitalization", "Selected Consolidated Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Offering Memorandum, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. All other financial information and statistical data set forth in the Offering Memorandum are, in all material respects, accurately presented and have been prepared on an accounting basis consistent with the financial statements included in the Offering Memorandum. The "as adjusted" financial information included in the Offering Memorandum that gives effect to the issuance of the Notes, the application of the net proceeds therefrom and the other transactions and events specified therein has been properly compiled on the basis of the assumptions set forth with respect thereto.

          (xiv) Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements (or elsewhere) in the Offering Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries (except for such uses the failure of which to be made would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid, subsisting and enforceable leases, with such exceptions as are not, individually or in the aggregate, material and do not, individually or in the aggregate, interfere with the use made or proposed to be made of such properties by the Company or any of its subsidiaries (except for such uses the failure of which to be made would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company or its subsidiaries. Except as disclosed in the Offering Memorandum, the Company and each of its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted (except for such properties the failure to own or lease which would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries.

          (xv) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" or an entity "controlled by" an "investment company" within the meaning of Investment Company Act of 1940 and the rules and regulations promulgated thereunder; the Company will conduct its business and financial affairs in such a manner as to ensure that it will not become an "investment company" or an entity "controlled" by an "investment company".

          (xvi) The Company and each of its subsidiaries have (i) filed all federal, state and local and foreign tax returns which are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or (ii) received valid extensions thereof and have paid all taxes shown on such returns and all assessments received by them except where, in the case of state and local and foreign tax returns, the failure to file in clause (i), or extend the due date of or pay the same in clause (ii), in the aggregate, could not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries' the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any of its subsidiaries which could materially and adversely affect the business or properties of the Company and its subsidiaries taken as a whole; to the Company's best knowledge, all tax liabilities are adequately provided for on the consolidated books of the Company.

          (xvii) The Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the business now or proposed to be conducted by the Company and each of its subsidiaries as described in the Offering Memorandum except for those patents, trademarks, service marks, trade names, copyrights, technology and know-how the failure to own or have the right to use would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and, except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of such infringement of or conflict with) rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how except for conflicts which would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries; and to the best knowledge of the Company, the Company and each of its subsidiaries do not in the conduct of their business as now conducted or proposed to be conducted, infringe or conflict with any such rights of any third party.

          (xviii) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "DOCUMENTS") required to be described or referred to in the Offering Memorandum other than those described or referred to therein or in the Form 10-K of the Company for the year ended December 31, 1996 included as Annex B attached thereto and incorporated therein by reference; all such descriptions are accurate in all material respects and present fairly the information described therein. All such Documents to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (xix) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its subsidiaries or any of the members of the families of any of them, except as adequately disclosed in the Offering Memorandum; all such descriptions are accurate in all material respects and present fairly the information required to be described in, or incorporated by reference in, a Registration Statement on Form S-3.

          (xx) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxi) Neither the Company nor any of its subsidiaries is in violation or breach of, or in default (nor has any event occurred which with notice, or lapse of time, or both, would constitute a default) of any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their respective properties may be bound where such default, either individually or together with all such other defaults, could reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, or condition (financial or otherwise) or results of operations of the Company or on the ability of the Company to perform its obligations hereunder. Each such contract, agreement, indenture, instrument, mortgage, note, permit, lease, license, arrangement and understanding is in full force and effect and is the legal, valid, and binding obligation of the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, the other parties thereto and is enforceable against the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, against the other parties thereto in accordance with its terms (except for such failures of enforceability which would not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries. Each of the Company and each of its subsidiaries enjoys peaceful and undisturbed possession under all material leases and material licenses under which the Company and its subsidiaries are operating except for disturbances which would not, individually or in the aggregate reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries. Neither the Company nor any of its subsidiaries is in violation or breach of, or in default with respect to, any term of its respective articles of incorporation or bylaws. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except such as are described in the Offering Memorandum or such as, individually or in the aggregate, could not reasonably be expected to have a material adverse effect upon the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company.

          (xxii) Except as described in the Offering Memorandum, (i) no labor dispute with the employees of the Company and any of its subsidiaries exists or, to the best knowledge of the Company, is threatened and (ii) the Company is not aware of any labor disturbance by the employees of any of its significant manufacturers, suppliers, customers or contractors, that could reasonably be expected in the case of both (i) and (ii) to have a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company.

          (xxiii) Except as described in the Offering Memorandum, (i) the Company is not a party to or bound by any stockholders agreements or voting trusts with respect to any securities of the Company and (ii) there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the securities to be registered in the Exchange Offer.

          (xxiv) To the best knowledge of the Company, except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company and each of its subsidiaries have received all permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of its subsidiaries is in compliance with all terms and conditions of any such permits, licenses or approvals, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or together' with all such other violations or failures, have a material adverse effect on the Company or its business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations.

          (xxv) Neither the Company nor, to its knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment or violated any provision of the Foreign Corrupt Practices Act of 1977.

          (xxvi) The Company has not incurred any liability for any fee, commission or other compensation on account of the employment of a broker or finder (other than the Initial Purchasers) in connection with the transactions contemplated by the Operating Documents. Neither the Company nor any of its directors, officers or controlling persons has since the date of the Preliminary Offering Memorandum (a) sold, bid for, purchased or paid to any person other than the Initial Purchasers any compensation for soliciting purchases of, the Notes, the Exchange Notes, or the Private Exchange Notes, if any, or (b) paid or agreed to pay to any person other than the Initial Purchasers any compensation for soliciting another person to purchase any other securities of the Company.

          (xxvii) The Company, either directly or through one or more of its subsidiaries, maintains reasonably adequate insurance with respect to its business and properties and the business and properties of its subsidiaries.

          (xxviii) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida).

          (xxix) When the Notes are issued and delivered pursuant to this Agreement, no Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system. The Company has been advised that the Notes have been designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

          (xxx) Each of the Operative Documents (other than the Notes, the Exchange Notes and the Private Exchange Notes) has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity. The Offering Memorandum contains an accurate summary in all material respects of the terms of each of the Operative Documents.

          (xxxi) The Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as
     (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity.

          (xxxii) The Series B Notes and the Private Exchange Notes, if any, have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity.

          (xxxiii) No registration under the Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Notes in the Exempt Resales are either QIBs or Accredited Investors and (B) the accuracy of the representations of the Initial Purchasers regarding the absence of general solicitation in connection with the sale of Notes to the Initial Purchasers and Exempt Resales contained herein. No form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Notes in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. None of the Company, its subsidiaries or affiliates (as defined in Rule 501(b) under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security that is or will be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Act.

          (xxxiv) Set forth on EXHIBIT A hereto is a list of each funded employee pension or benefit plan, as defined in Article 3, Section 2(A) of ERISA and qualified under Section 401(a) of the Internal Revenue Code, with respect to which the Company or any of its subsidiaries, or any corporation considered an affiliate of any of them within the meaning of Section 407(d)(7) of ERISA, is a party in interest or disqualified person.

          (xxxv) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

          (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

          (ii) Such Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to Accredited Investors in a private placement exempt from the registration requirements of the Act.

          (iii) No form of general solicitation or general advertising has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, QIBs and Accredited Investors. Such Initial Purchaser further agrees (A) that it will offer to sell the Notes only to, and will solicit offers to buy the Notes only from (1) QIBs who in purchasing such Notes will be deemed to have represented and agreed that they are purchasing the Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (2) Accredited Investors who make the representations contained in, and execute and return to such Initial Purchaser, a certificate in the form of ANNEX A attached to the Offering Memorandum and (B) that, in the case of such QIBs and Accredited Investors, acknowledges and agrees that such Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (1) to the Company, (2) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of another QIB in compliance with the resale provisions of Rule 144A under the Act, (3) to an institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee a written certification containing certain representations and agreements relating to the restrictions on transfer of such Notes, (4) pursuant to the resale limitations provided by Rule 144 under the Act, if available, (5) pursuant to and effective registration statement under the Act, (6) outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Act or (7) pursuant to any other available exemption from the registration requirements of the Act, and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and
     (c) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

          Each Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and hereby consents to such reliance.

     6.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act, any state securities or Blue Sky law or otherwise, insofar as such losses, liabilities, claims, damages, obligations, penalties, judgments, awards, costs, disbursements or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that (i) the Company will not be liable to an Initial Purchaser in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage, obligation, penalty, judgment, award, cost, disbursement or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser expressly for use therein and (ii) the indemnity agreement contained in this
Section 6(a) with respect to any Preliminary Offering Memorandum (or the Offering Memorandum) shall not inure to the benefit of an Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased the Notes which is the subject thereof if at or prior to the written confirmation of the sale of such Notes a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Offering Memorandum (or the Offering Memorandum) was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented) and delivery of such Offering Memorandum (or the Offering Memorandum as amended or supplemented) would have eliminated any such loss, liability, claim, damage or expense unless the failure is the result of non-compliance by the Company with Section 4(b) hereof; PROVIDED, HOWEVER, the indemnity agreement in this Section 6(a) shall not apply to any portion of any such loss, liability, claim, damage, obligation, penalty, judgment, award, cost, disbursement or expense to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of such Initial Purchaser. This indemnity agreement will be in addition to any liability which the Company may otherwise have including, without limitation, under this Agreement.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the directors of the Company, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser expressly for use therein; PROVIDED, HOWEVER, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions applicable to the Notes purchased by such Initial Purchaser hereunder. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have including, without limitation, under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent the indemnifying party is materially prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case all indemnified parties having consistent interests, and such different or additional defenses, shall be entitled to engage one additional counsel in each jurisdiction to direct such different or additional defenses), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event will the indemnifying parties hereunder be responsible for the fees and expenses of more than one such counsel (together with appropriate local counsel). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

     7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, then each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including without limitation any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and directors of the Company) as incurred to which the Company and the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the

Company, and (y) the discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum, bear to the aggregate offering price of the Notes. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or an Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall an Initial Purchaser be liable or responsible for any contribution obligation in excess its proportional share, based upon the proportion of the aggregate principal amount of Notes purchased by it set forth opposite its name on Schedule I hereto, of the total discounts and commissions set forth in the table on the cover page of the Offering Memorandum, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Initial Purchaser controlled by it, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 (except to the extent such party or parties from whom contribution may be sought is materially prejudiced by such failure) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

     8. CONDITIONS TO THE OBLIGATIONS OF THE INITIAL PURCHASERS. The obligations of the Initial Purchasers to purchase and pay for the Notes, as provided herein, shall be subject to the satisfaction of the following conditions precedent:

          (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) The Company shall not have sustained, (i) since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or expressly contemplated in the Offering Memorandum which loss or interference has had, or would reasonably be expected to have, a materially adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Offering Memorandum, there shall not have been any change in the capital stock (other than as disclosed in the Offering Memorandum or in any reports filed by the Company with the Commission pursuant to the Exchange Act or in accordance with any plan contained in any such report), or in the long-term or short-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or expressly contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii) of this Section 8(c), in the reasonable judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (d) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed by the Chief Executive Officer and President on behalf of the Company, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a) and (b) of this Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and subsequent to the respective dates as of which information is given in the Preliminary Offering Memorandum and the Offering Memorandum, the Company and each of its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding which had, or would reasonably be expected to have, a material adverse effect on the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company anti its subsidiaries, and there has not been any material adverse change, or any development involving a material adverse change, in the business, prospects, properties, assets, liabilities (contingent or otherwise), earnings, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or expressly contemplated by the Offering Memorandum.

          (e) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of (i) Ropes & Gray, counsel for the Company, to the effect set forth in

     EXHIBIT C-1 hereto, and (ii) the General Counsel of the Company, to the effect set forth in EXHIBIT C-2 hereto.

          (f) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Arthur Andersen LLP, independent certified public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

          (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

          (h) Paul, Hastings, Janofsky & Walker LLP, shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (i) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

          (j) The Company and the Trustee shall have entered into and delivered the Indenture and the Initial Purchasers shall have received a counterpart, conformed as executed, thereof. The Indenture shall be in full force and effect.

          (k) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received a counterpart, conformed as executed, thereof. The Registration Rights Agreement shall be in full force and effect.

          (1) After the execution and delivery of this Agreement, there shall not have been (i) any downgrading by Standard & Poor's Ratings Group ("S&P") in the rating of the Notes; (ii) any downgrading by Moody's Investors Service Inc. ("MOODY'S") in the rating of the Notes; or (iii) any notice given by S&P or Moody's of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

     9. INFORMATION FURNISHED BY THE INITIAL PURCHASER. The Company acknowledges that the statements with respect to the offering of the Notes set forth in the first sentence of the last paragraph of the cover page and the third paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

     10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

     11.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.

          (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

          (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 4(f), 6, 7 and 17, which shall remain in effect) to the Company on the part of the Initial Purchasers if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Offering Memorandum, such as, in the judgment of the Initial Purchasers, makes it inadvisable or impracticable to proceed with the Offering or delivery of the Notes as contemplated hereby and by the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities on the New York or American Stock Exchanges or over-the-counter market shall have been generally suspended or materially limited, or minimum or maximum prices shall have been generally established, or maximum price ranges for prices for securities shall have been generally required, on the New York or American Stock Exchanges or in the over-the-counter market by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a general banking moratorium shall have been declared by a federal or state authority; or
(D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the judgment of the Initial Purchasers, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have occurred such a material adverse change in general economic, political or financial conditions or the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of the Initial Purchasers, makes it inadvisable or impracticable to proceed with the offering or delivery of the Notes as contemplated hereby and by the Offering Memorandum.

          (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 11(b) (except clauses (i) and (ii) thereof)), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Initial Purchasers), incurred by the Initial Purchasers in connection herewith.

     12. DEFAULT BY AN INITIAL PURCHASER. If one of the Initial Purchasers shall fail at the Closing Date to purchase the Notes that it is obligated to purchase under the terms of this Agreement, the other Initial Purchasers shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of such Notes upon the terms herein set forth; if, however, the other Initial Purchaser(s) shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any nondefaulting Initial Purchaser. No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default. In the event of any such default that does not result in a termination of this Agreement, either a nondefaulting Initial Purchaser or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days to effect any required changes in the Offering Memorandum or in any other documents or arrangement.

     13. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchaser shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to the Initial Purchasers c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Joseph Sheehan, facsimile number: (212) 272-3092, with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, Attention: William F. Schwitter, facsimile number (212) 319-4090; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to 50 Kennedy Plaza, Providence, Rhode Island 02903-2603, Attention: Almon C. Hall, facsimile number: (401) 751-4610, with a copy to Ropes & Gray, One
International Place, Boston, Massachusetts 02110-2624, Attention: Douglass N. Ellis, Jr., telecopy number: (617) 951-7050.

     14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from an Initial Purchaser.

     15. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts which together shall constitute one and the same instrument.

     17. GOVERNING LAW; CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any provisions relating to conflicts of laws. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

     18. PARTIAL INVALIDITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Company please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                         Very truly yours,

                                         NORTEK, INC.




                                         By: /s/ Almon C. Hall
                                            ---------------------------------
                                             Name: Almon C. Hall
                                             Title: Vice President



Accepted and agreed as of
the date first above written:


BEAR, STEARNS & CO., INC.



By:
   ------------------------------
    Name:
    Title:


WASSERSTEIN PERELLA SECURITIES, INC.




BY: /s/ Peter H. Rothschild
   ------------------------------
    Name: Peter H. Rothschild
    Title:


BT SECURITIES CORPORATION




BY: /s/ Amelia Silver
   ------------------------------
    Name: Amelia Silver
    Title: Vice President


                                   SCHEDULE I




                                                                    Principal
                                                                    Amount of
      Initial Purchaser                                               Notes
      -----------------                                             ---------

Bear, Stearns & Co., Inc. ........................................ $105,000,000
Wasserstein Perella Securities, Inc. ............................. $ 52,500,000
BT Securities Corporation ........................................ $ 17,500,000
                                                                   ------------

         TOTAL ................................................... $175,000,000
                                                                   ============

                                   EXHIBIT A


                  List of Employee Pension and Benefit Plans of
                        Nortek, Inc. and its Subsidiaries

NORTEK, INC.
DEFINED BENEFIT PLANS
PLANS LOCATED IN THE MASTER TRUST AT HOSPITAL TRUST (THE TRUSTEE)


--------------------------------------------------------------------------------
               DEFINED BENEFIT PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NORTEK, INC. RETIREMENT PLAN
--------------------------------------------------------------------------------
    BROAN MFG. CO., INC. PENSION PLAN "A"
    Appendix II to the Nortek, Inc. Retirement Plan

    BROAN MFG. CO., INC. PENSION PLAN "B"
    Appendix III to the Nortek, Inc. Retirement Plan

    PENSION PLAN FOR EMPLOYEES OF NORDYNE, INC.
    Appendix VI to the Nortek, Inc. Retirement Plan

    MUSIC & SOUND, INC. PENSION PLAN FOR NON-PRODUCTION EMPLOYEES
    Appendix VIII to the Nortek, Inc. Retirement Plan

    NORTEK, INC. PENSION PLAN FOR CERTAIN EMPLOYEES OF PROVIDENCE, RI Appendix IX to the Nortek, Inc. Retirement Plan

    SMB CORPORATION EMPLOYEES PENSION PLAN--GOVERNAIR
    Appendix XII of the Nortek, Inc. Retirement Plan

    SMB CORPORATION EMPLOYEES PENSION PLAN--TEMTROL
    Appendix XII of the Nortek, Inc. Retirement Plan

    MOHAWK FLUSH DOORS PENSION PLAN FOR SALARIED EMPLOYEES
    Appendix XIV, III

    MOHAWK FLUSH DOORS PENSION PLAN FOR HOURLY-RATED EMPLOYEES OF NORTHUMBERLAND Appendix XV

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNIVERSAL-RUNDLE CORPORATION RETIREMENT PLAN "A"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MILWAUKEE FAUCETS RETIREMENT INCOME PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORTHWAY PRODUCTS RETIREMENT INCOME PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAMMOTH NEGOTIATED HOURLY PENSION PLAN
--------------------------------------------------------------------------------


NORTEK, INC.

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
               DEFINED CONTRIBUTION PLANS                                              TRUSTEE(S)
---------------------------------------------------------------------------------------------------------------------

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
CES GROUP FLEXIBLE SAVINGS PLAN (401(k))                                             American Express Trust Company
---------------------------------------------------------------------------------------------------------------------

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NORTHWAY PRODUCTS SAVINGS PLAN                                                       Evan Kaffenes
                                                                                     William Morris
                                                                                     Carol Wyman
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MAMMOTH NEGOTIATED HOURLY 401(k) PLAN                                                Capital Guardian Trust Company
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UNIVERSAL-RUNDLE PROFIT SHARING AND THRIFT PLAN                                      Evan Kaffenes
                                                                                     William Morris
                                                                                     Carol Wyman
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UNIVERSAL-RUNDLE SAVINGS PLAN FOR UNION EMPLOYEES                                    Evan Kaffenes
                                                                                     William Morris
                                                                                     Carol Wyman
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M & S SYSTEMS, INC. 401(k) SAVINGS PLAN                                              Hospital Trust (Master Trust)
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NORDYNE, INC. 401(k) SAVINGS PLAN                                                    Hospital Trust (Master Trust)
---------------------------------------------------------------------------------------------------------------------

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BROAN MFG. CO., INC. 401(k) SAVINGS PLAN                                             Hospital Trust (Master Trust)
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LINEAR CORPORATION 401(k) PLAN                                                       Hospital Trust (Master Trust)
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MOORE-O-MATIC, INC. 401(k) PLAN                                                      Hospital Trust (Master Trust)
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NORTEK, INC. 401(k) SAVINGS PLAN                                                     Hospital Trust (Master Trust)
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THE BROAN GROUP 401(k) PLAN FOR EMPLOYEES OF JENSEN INDUSTRIES, INC. AND             Hospital Trust (Master Trust)
 AUBREY MANUFACTURING, INC.
---------------------------------------------------------------------------------------------------------------------

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RANGAIRE, INC. 401(k) PLAN                                                           Hospital Trust (Master Trust)
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

                                    EXHIBIT B


                     Form of Registration Rights Agreement

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 17, 1997 between NORTEK, INC., a Delaware corporation (the "COMPANY"), and Bear, Stearns & Co. Inc., Wasserstein Perella Securities, Inc. and BT Securities Corporation (collectively, the "INITIAL PURCHASERS").

          This Agreement is made pursuant to the Purchase Agreement dated as of March 12, 1997 (the "PURCHASE AGREEMENT"), between the Company and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of an aggregate of $175,000,000 aggregate principal amount of the Company's
9 1/4% Senior Notes due 2007 (the "NOTES"). In order to induce the Initial Purchasers to enter into the Purchase Agreement and to purchase the Notes, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights for the Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition precedent to the obligations of the Initial Purchasers under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1. DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement):

          "ACT" shall mean the Securities Act of 1933, as amended.

          "AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

          "APPLICABLE PERIOD" shall have the meaning set forth in Section 3(t) hereof.

          "CLOSING DATE" shall mean the Closing Date as defined in the Purchase Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission, or such other federal agency administering the Act or the Exchange Act.

          "COMPANY" shall have the meaning set forth in the preamble to this Agreement, and shall also include the Company's successors.

          "DEPOSITORY" shall mean The Depository Trust Company, or any successor depositary appointed by the Company; PROVIDED, HOWEVER, that such depositary must have an address in the Borough of Manhattan, The City of New York.

          "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(b) hereof.

          "EVENT DATE" shall have the meaning set forth in Section 2(e) hereof.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "EXCHANGE OFFER" shall mean the exchange offer by the Company of Exchange Notes for Notes pursuant to Section 2(a) hereof.

          "EXCHANGE OFFER REGISTRATION" shall mean a registration under the Act affected pursuant to Section 2(a) hereof.

          "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean the registration statement (on Form S-4 or, if applicable, on any other appropriate form) relating to the Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "EXCHANGE PERIOD" shall have the meaning set forth in Section 2(a) hereof.

          "EXCHANGE NOTES" shall mean the 9 1/4% Series B Senior Notes due
     2007, to be issued by the Company under the Indenture and containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from March 17, 1997, and (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

          "HOLDER" shall mean each Initial Purchaser, for so long as it owns any Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

          "INDENTURE" shall mean the Indenture dated as of March 17, 1997 by and between the Company and State Street Bank and Trust Company, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "INITIAL PURCHASERS" shall have the meaning set forth in the preamble to this Agreement.

          "INSPECTORS" shall have the meaning set forth in Section 3(n) hereof.

          "LIQUIDATED DAMAGES" shall have the meaning set forth in Section 2(e) hereof.

          "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding (as determined under the Indenture) Registrable Securities.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NOTES" shall have the meaning set forth in the preamble to this Agreement.

          "PARTICIPATING BROKER-DEALER" shall have the meaning set forth in
     Section 3(t) hereof.

          "PERSON" shall mean any individual, corporation, limited liability company, general or limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or agency or political subdivision thereof or any other entity.

          "PRIVATE EXCHANGE" shall have the meaning set forth in Section 2(a) hereof.

          "PRIVATE EXCHANGE NOTES" shall have the meaning set forth in
     Section 2(a) hereof.

          "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

          "RECORDS" shall have the meaning set forth in Section 3(n) hereof.

          "REGISTRABLE SECURITIES" shall mean the Notes and, if issued, the Private Exchange Notes; PROVIDED, HOWEVER, that Notes or Private Exchange Notes, as the case may be, shall cease to be Registrable Securities when
     (i) a Registration Statement with respect to such Notes or Private Exchange Notes or the resale thereof shall have been declared effective under the Act and such Notes or Private Exchange Notes, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Notes or Private Exchange Notes, as the case may be, shall have become eligible to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Act, (iii) such Notes or Private Exchange Notes, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Notes, such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

          "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with the blue sky qualification of any of the Exchange Notes or Registrable Securities) and compliance with the rules of the NASD, (iii)expenses of any Persons in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with the obligations under this Agreement, (iv) rating agency fees, (v) fees and disbursements of counsel for and independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) fees and expenses of the Trustee, and any exchange agent or custodian, (vii) fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement.

          "REGISTRATION STATEMENT" shall mean any registration statement of the Company relating to the Exchange Notes or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SHELF REGISTRATION" shall mean a registration affected pursuant to
     Section 2(b) hereof.

          "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "TIA" shall mean the Trust Indenture Act of 1939, as amended.

          "TRANSFER RESTRICTED SECURITIES" shall mean each Note until (i) the date on which such Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act.

          "TRUSTEE" shall mean the trustee under the Indenture.

          2.   Registration Under the Act.
               --------------------------

          (a) EXCHANGE OFFER. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, the Company shall, for the benefit of the Holders, at the Company's cost, use its best efforts to cause to be filed with the Commission an Exchange Offer Registration Statement on or prior to 45 days after the Closing Date on an appropriate form under the Act covering the offer by the Company to the Holders to exchange all of the Registrable Securities (other than Private Exchange Notes) for a like aggregate principal amount of Exchange Notes, to cause such Exchange Offer Registration Statement to be declared effective under the Act by the Commission on or prior to 120 days after the Closing Date, to cause such Registration Statement to remain effective until the closing of the Exchange Offer and to cause the Exchange Offer to be consummated on or prior to 45 days after the date on which the Exchange Offer Registration Statement was declared effective under the Act by the Commission. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 3(t) hereof)) eligible and electing to exchange Registrable Securities for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Act or under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company shall

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders, or longer if required by applicable law (such period being referred to herein as the "EXCHANGE PERIOD");

          (iii) utilize the services of the Depository for the Exchange Offer;

          (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day of the Exchange Period, by sending to the institution specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged;

          (v) notify each Holder that any Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          If, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Company upon the request of such Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "PRIVATE EXCHANGE") for Notes held by the Initial Purchasers a like principal amount of debt securities of the Company that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Notes (the "PRIVATE EXCHANGE NOTES") and which are issued pursuant to the Indenture (which will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter). The Private Exchange Notes shall be of the same series as and shall bear the same CUSIP number as the Exchange Notes.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (i) accept for exchange all Notes or portions thereof duly tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) accept for exchange all Notes or portions thereof duly tendered pursuant to the Private Exchange; and

          (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, a new Exchange Note or Private Exchange Note, as the case may be, equal in principal amount to the principal amount of the Notes surrendered by such Holder.

          To the extent not prohibited by applicable law or any applicable interpretation of the staff of the Commission, the Company shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with all applicable requirements of the Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any condition, other than that (i) the Exchange Offer does not violate any applicable law or interpretation of the staff of the Commission,
(ii) no action or proceeding has been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the reasonable judgment of the Company, might impair the ability of the Company to proceed with the Exchange Offer, (iii) there has not been any material change, or development involving a prospective material change, in the business or financial affairs of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, would materially impair the Company's ability to consummate the Exchange Offer or have a material adverse effect on the Company if the Exchange Offer is consummated, (iv) there has not been proposed, adopted, or enacted any law, statute, rule or regulation which, in the reasonable judgment of the Company, might materially impair the ability of the Company to proceed with the Exchange Offer or have a material adverse effect on the Company if the Exchange Offer is consummated or (v) all governmental approvals which the Company shall reasonably deem necessary for the consummation of the Exchange Offer as contemplated shall have been obtained. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Act, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it had no arrangement with any Person to participate in the distribution (within the meaning of the Act) of the Exchange Notes and will be required to make such other representations as may be necessary under applicable Commission rules, regulations or interpretations to render available the use of Form S-4 or any other appropriate form under the Act. The Company shall inform the Initial Purchasers, after consultation with the Trustee and the Initial Purchasers, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          In the event that the Company is unable to consummate the Exchange Offer due to any event listed in clauses (i) through (v) in the paragraph immediately above, the Company shall not be deemed to have breached any covenant under this Section 2(a).

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, MUTATIS MUTANDIS, solely with respect to Registrable Securities that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Notes) pursuant to Section 2(b) of this Agreement.

          (b) SHELF REGISTRATION. In the event that (i) the Company is not permitted to commence or accept tenders pursuant to the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) any Holder of Transfer Restricted Securities notifies the Company within 20 business days after the consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer,
(b) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (c) that it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, or (iii) the Exchange Offer is not for any other reason consummated within 165 days of the Closing Date, the Company shall, at its cost, cause to be filed with the Commission as promptly as practicable after such determination or date, as the case may be, and, in any event, on or prior to 45 days thereafter, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to cause such Shelf Registration Statement declared effective by the Commission on or prior to 90 days after such determination or date. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in the applicable Shelf Registration Statement or Prospectus included therein by the rules and regulations of the Commission applicable to the Shelf Registration Statement in order to make the information previously furnished to the Company by such Holder not materially misleading.

          The Company agrees, subject to applicable law or applicable interpretation of the staff of the Commission, to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended under the Act for a period ending on the earlier of the date which is two years from the Closing Date (subject to extension pursuant to the last paragraph of Section 3) or the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "EFFECTIVENESS PERIOD"). The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder copies of the prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement has become effective and take certain other actions as are customary to permit unrestricted resales of the Registrable Securities covered by the Shelf Registration Statement. The Company further agrees, if necessary, to use its reasonable best efforts to supplement or amend the Shelf Registration Statement, if required by the Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by any other rules and regulations thereunder for shelf registrations, or if reasonably requested by the Majority Holders, and the Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the Commission.

          (c) EXPENSES. The Company shall pay all Registration Expenses in connection with registrations pursuant to Section 2(a) or 2(b). Each Holder shall pay all expenses of its counsel (other than the fees described in clauses
(i) and (ii) of the definition of "Registration Expenses"), underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Exchange Offer Registration Statement and the Shelf Registration Statement.

          (d) EFFECTIVE REGISTRATION STATEMENT. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; PROVIDED, HOWEVER, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

          (e) LIQUIDATED DAMAGES. In the event that an Exchange Offer Registration Statement has not been filed with the Commission on or prior to 45 days after the Closing Date, additional interest payable by the Company as liquidated damages ("LIQUIDATED DAMAGES") will accrue on the Notes from and including the 31st day after the Closing Date until but excluding the date such Exchange Offer Registration Statement is filed. In addition, if on or prior to 120 days after the Closing Date, such Exchange Offer Registration Statement is not declared effective under the Act by the Commission, Liquidated Damages will accrue on the Notes from and including the 121st day after the Closing Date until but excluding the date such Exchange Offer Registration Statement is declared effective. Further, if on or prior to 45 days after the date specified for effectiveness of the Exchange Offer Registration

Statement the Exchange Offer is not consummated, Liquidated Damages will accrue on the Notes from and including the 46th day after the date specified for effectiveness of the Exchange Offer Registration Statement, but excluding, the consummation of the Exchange Offer. If a Shelf Registration Statement is required to be filed pursuant to Section 2(b) and such Shelf Registration Statement is not filed or declared effective within the time periods provided by
Section 2(b) hereof for such filing or declaration, Liquidated Damages will accrue on the Notes (other than those exchanged in the Exchange Offer) or the Private Exchange Notes, as the case may be, from and including the day immediately following such default until but excluding the effective date of the Shelf Registration Statement. Further, if the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable during the time periods specified in this Agreement, Liquidated Damages will accrue on the Notes (other than those exchanged in the Exchange Offer) or the Private Exchange Notes, as the case may be, from and including the day immediately following such default until but excluding the date such Registration Statement becomes effective or usable. In each case, such Liquidated Damages will be payable in cash semiannually in arrears, with the first semiannual payment due on the first interest payment date in respect of the Notes (or the Private Exchange Notes) following the date from which Liquidated Damages begin to accrue, and will accrue, under each circumstance set forth above at a rate per annum equal to an additional one half of one percent (0.50%) of the principal amount of the Notes (or the Private Exchange Notes) upon the occurrence of each such circumstance, which rate will increase by one half of one percent (0.50%) for each 90-day period that such Liquidated Damages continue to accrue under any circumstance, with an aggregate maximum increase in the interest rate per annum equal to two percent (2.00%).

          Upon the filing of the Exchange Offer Registration Statement, the effectiveness of the Exchange Offer Registration Statement, or the consummation of the Exchange Offer, as the case may be, the interest rate borne by the Notes will be reduced by the full amount of any such increase to the extent that such increase related to the failure of any such event to have occurred. Upon the effectiveness of a Shelf Registration Statement, the interest rate borne by the Notes (and the Private Exchange Notes) shall be reduced, from and as of the date of such effectiveness, to the original interest rate of the Notes unless and until increased as described above. Notwithstanding anything to the contrary contained herein, the Company (i) shall not be required to amend or supplement the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference and (ii) may suspend the effectiveness of any such Shelf Registration Statement in the event that, and for a period not to exceed, for so long as this Agreement is in effect, an aggregate of 90 days in any one calendar year if (A) an event occurs and is continuing as a result of which the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, and (B) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company;

provided that any such suspension shall not relieve the Company from its obligation to pay Liquidated Damages.

          The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid (an "EVENT DATE"). Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Notes, Exchange Notes or Private Exchange Notes, as the case may be, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date to the record Holder of Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date.

          (f) SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and
Section 2(b) hereof would result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

          3. REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

          (a) prepare and file with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) within the relevant time periods specified in Section 2 hereof on the appropriate form under the Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2; PROVIDED, HOWEVER, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company, if requested, shall furnish to and afford the Holders and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed at least five business days prior to such filing. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders, pursuant to this Agreement, must be afforded an opportunity to review prior to the filing of such document, if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

          (b) subject to Section 3(a) hereof, prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Act, and comply with the provisions of the Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

          (c) in the case of a Shelf Registration, (i) notify each Holder, at least five business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders,
     (ii) furnish to each Holder and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities, and (iii) subject to the last paragraph of this Section 3, consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto, provided that such use complies with all applicable laws and regulations;

          (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the Commission, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the dis-position in each such jurisdiction of such Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company shall not be required to
     (i) qualify as a foreign partnership or foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

          (e) in the case of (A) a Shelf Registration or (B) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, notify each Holder, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and, if requested by such Holder or Participating Broker-Dealer, confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the period a Shelf Registration Statement is effective or the Applicable Period, as the case may be, which makes any statement made in the Shelf Registration Statement, the Exchange Offer Registration Statement or any related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus, as the case may be, to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

          (f) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (g) in the case of a Shelf Registration, furnish to each Holder, upon request and without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates, if any, representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the managing underwriters may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

          (i) subject to Section 3(a) hereof and the second paragraph of Section 2(e) hereof, in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
     Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v), 3(e)(vi) or 3(e)(vii)
     hereof, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement and the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of any such circumstance, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, upon request and without charge, a reasonable number of copies of any document which is incorporated by reference into or is an exhibit to a Registration Statement or a Prospectus after the initial filing of a Registration Statement;

          (k) obtain a CUSIP number for all Exchange Notes or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depository;

          (l) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Notes or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten public offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company and its subsidiaries and the Registration Statement, the Prospectus and all documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when reasonably requested; (ii) obtain customary opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten public offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders of Registrable Securities and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten public offerings; and (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (n) if (a) a Shelf Registration is filed pursuant to Section 2(b) or
     (B) A Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Act by any Participating

     Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and as to which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless, after prior consultation with the Company, (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to an effective subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public, other than as a result of a breach of confidentiality or secrecy to the Company. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public, other than as a result of a breach of confidentiality or secrecy to the Company. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or is otherwise required upon the written advice of counsel to such Participating Broker-Dealer, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (o) comply with all applicable rules and regulations of the Commission and, as soon as reasonably practicable, make generally available to the Holders earnings statements of the Company covering at least 12 months satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder (or any similar rule promulgated under the Act);

          (p) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the

     Company has duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes and the Indenture, as the case may be, and (ii) each of the Exchange Notes or the Private Exchange Notes and the Indenture, as the case may be, constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms (in each case, with customary exceptions);

          (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

          (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer (a "PARTICIPATING BROKER-DEALER") that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the Commission, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) subject to the last paragraph of this Section 3, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the Commission, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto,
     (iv) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes (PROVIDED, HOWEVER, that such period shall not be required to exceed 180 days, or such longer period if extended pursuant to the last sentence of this Section 3 (the "APPLICABLE PERIOD")), and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree all necessary information for such offeree to participate in the Exchange Offer;

          (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel substantially in the form attached hereto as EXHIBIT A,
     (ii) an Officers' Certificate containing certifications substantially similar to those set forth in Section 8(d) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities, and (iii) a comfort letter in customary form permitted by Statement of Auditing Standards No. 72 of the American Institute of Certified Public Accountants.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          In the case of (i) a Shelf Registration Statement or (ii) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver copies of such Prospectus, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders copies of the supplemented or amended Prospectus necessary to resume such dispositions or shall have advised the Holders in writing that the use of the applicable Prospectus may be resumed.

          4. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless the Initial Purchasers, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, each of their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and each of their respective directors, officers, partners, employees, representatives and agents, to the fullest extent lawful as follows'

          (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto pursuant to which the offer and sale of the Registrable Securities or Exchange Notes were registered under the Act including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements thereto not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if and only if such settlement is effected with the prior written consent of the Company; and

          (iii) from and against any and all expenses whatsoever (including reasonable fees and disbursements of counsel chosen by the Initial Purchasers, Holder, Participating Broker-Dealer or underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), as incurred, reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, or any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made solely in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, such Holder, such Participating Broker-Dealer or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or
(ii) contained in any preliminary prospectus or any Prospectus if the Initial Purchasers, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the Prospectus (as then amended or supplemented if the Company shall have timely furnished any amendments or supplements thereto) to the Person asserting such losses, liabilities, claims or damages on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Act and such Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission and the delivery thereof would have eliminated such losses, claims, damages or liabilities. Any amounts advanced by the Company to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company if it shall be determined by a court that such indemnified party was not entitled to indemnification by the Company.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees, representatives and agents, and each Person, if any, who controls the Company, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as reasonably incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) solely in reliance upon and in conformity with written information furnished to the

Company by such selling Holder expressly for use in the Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party (but failure to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than on account of this indemnity agreement). An indemnifying party may participate, at its own expense, in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action; PROVIDED, HOWEVER, that if any such indemnified party reasonably determines, upon written advice of counsel, that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then one additional counsel in each jurisdiction for all indemnified parties having consistent interests and such different or additional defenses or subject to such conflict shall be entitled to conduct the defense of such indemnified parties with the fees and expenses of such counsel to be borne by the indemnifying party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this Section 4(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action (except to the extent set forth in the proviso contained in the immediately preceding sentence). In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action, or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Notwithstanding any payment or payments made by the Company hereunder, the Company hereby expressly waives subrogation to, and agrees that it shall not be entitled to be subrogated to, any of the rights of any indemnified party against the Company or any other right of offset held by any indemnified party for the payment of any amounts owed to any indemnified party pursuant to this
Section 4; PROVIDED, HOWEVER, that if any of the foregoing provisions of this paragraph are held to be contrary to applicable law or unenforceable by a court of competent jurisdiction, the Company hereby expressly agrees that any right of subrogation or contribution that the Company may have as a result of such applicable law or unenforceability, as the case may be, shall be subordinate in right of payment to the payment in full in cash of all amounts owed to any indemnified party pursuant to this Section 4.

          (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Notes pursuant to the Purchase Agreement, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Notes pursuant to the Purchase Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to the Purchase Agreement (before deducting expenses) received by the Company and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Notes.

          The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders, and the respective parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by PRO RATA allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(e). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue or alleged untrue statement or omission or alleged omission referred to in Section 4(a)(i).

          Notwithstanding the provisions of this Section 4(e), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discount received by such Initial Purchaser in respect of the purchase price of the Notes purchased by it from the Company exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 4(e), each person, if any, who controls an Initial Purchaser, a Holder, a Participating Broker-Dealer, an underwriter who participates in an offering of Registrable Securities, or the affiliates of any of them, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director, officer (including each officer of the Company who signed the Registration Statement), partner, employee, representative and agent of the Company, the Initial Purchasers, each Holder, each Participating Broker-Dealer, and each underwriter who participates in an offering of Registrable Securities and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

          5. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any customary underwriting arrangements approved by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required in connection with such underwriting arrangements.

          6. SELECTION OF UNDERWRITERS. In any underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; PROVIDED, HOWEVER, that such underwriters and managers must be reasonably satisfactory to the Company.

          7.  MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; PROVIDED, HOWEVER, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

          (c) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, postage prepaid, sent by any national courier service guaranteeing overnight delivery or transmitted by any standard form of telecommunication, as follows: (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
Section 7(c), which address, with respect to an Initial Purchaser, shall initially be the address provided for such Initial Purchaser in the Purchase Agreement; and (ii) if to the Company, at its address as set forth in the Purchase Agreement, or at such other address provided in accordance with the provisions of this Section 7(c).

          All such notices and communications shall be deemed to have been duly given at the earlier of: (i) the time of actual receipt by the addressee; or
(ii) the time delivered, if personally delivered, or five business days after being sent by registered or certified mail, postage prepaid, if mailed, or when answered back, if telexed, or when transmission is confirmed, if telecopied, or on the next business day, if timely delivered to a national courier service guaranteeing overnight delivery.

          Copies of all notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee at its address specified in the Indenture.

          (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, HOWEVER, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (e) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries of the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of any of the other Holders.

          (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

          (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (i) NOTES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any affiliate of the Company (as such term is defined in Rule 405 under the Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (j) COUNTERPARTS. This Agreement may be executed in one or more counterparts and, when so executed, all such counterparts taken together shall constitute one and the same agreement.

                                                                       Exhibit A
                                                                       ---------

                           Form of Opinion of Counsel
                           --------------------------

          1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical data and supplemental schedules included or referred to therein or omitted therefrom and the Form T-l, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Act and the applicable rules and regulations promulgated under the Act.

          2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Company and representatives of the independent certified public accountants of the Company, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Company), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein and the Form T-l, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                  EXHIBIT C-1

                         Form of Opinion of Ropes & Gray

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

          1. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has all requisite corporate authority to carry on its business as it is currently being conducted and to own, lease and operate its properties as described in the Offering Memorandum. The Company has all requisite corporate authority to execute, deliver and perform its obligations under the Purchase Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein and therein.

          2. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          3. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity.

          4. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity and (iii) rights of indemnity or contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

          5. The Notes have been duly authorized, executed and delivered by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or


                                      C-l-1
similar laws relating to or affecting the rights of creditors generally, and subject to limitations on rights of acceleration and the availability of equitable remedies under general principles of equity.

          6. The Series B Notes and the Private Exchange Notes, if any, have been duly authorized by the Company for issuance and, when executed, delivered, issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the rights of creditors generally, and subject to limitations on rights of acceleration and the availability of equitable remedies under general principles of equity.

          7. When the Notes are issued and delivered pursuant to the Purchase Agreement, no Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          8. The execution and delivery by the Company of the Purchase Agreement and of the other Operative Documents, the performance by the Company of its agreements pursuant to the Purchase Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance, sale and delivery of the Notes by the Company) do not (i) conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to any right to accelerate the maturity of or require the prepayment of any obligation of the Company, or require any consent, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the terms of any contract, agreement or document identified as an exhibit to the Company's Annual Report on Form 10-K, (ii) violate or conflict with any provisions of the certificate of incorporation or bylaws of the Company or (iii) to such counsel's knowledge (assuming, solely for purposes of the opinion set forth in this clause
(iii), compliance with state securities or Blue Sky laws and the antifraud provisions of federal and state securities laws, as to which such counsel need not express an opinion), violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its respective properties or assets, except for such breaches, violations or conflicts which, individually or in the aggregate, do not and would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities (contingent or otherwise), earnings, operations, conditions (financial and otherwise) or results of operations of the Company and its subsidiaries taken as a whole. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, in each case as contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of the Purchase Agreement or any of the other Operative Documents to which it is a party; or (2) the issuance and sale of the Notes, except such as have been obtained and made or have been disclosed in the Offering Memorandum.


                                     C-1-2

          9. Neither the Company nor any subsidiary of the Company is and upon consummation of the transactions contemplated in the Purchase Agreement none of the Company or any subsidiary of the Company will be, subject to registration as an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

         10. Assuming (i) the accuracy of, and compliance with, the representations, warranties, covenants and agreements of the Company and the Initial Purchasers contained in the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties, covenants and agreements of each of the persons to whom the Initial Purchasers initially resells or otherwise transfers the Notes, as specified in the Offering Memorandum, and
(iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or in connection with the initial resale of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the sale of the Notes to the Initial Purchasers or the Exempt Resales under the 1933 Act, it being understood that such counsel need not express any opinion as to any subsequent reoffers, resales or other transfers of any Notes, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

         11. None of the execution, delivery and performance of the Purchase Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulation G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

         12. The Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement conform in all material respects as to the descriptions thereof contained in the Offering Memorandum.

         13. To such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by the Purchase Agreement are subject to the registration requirements of the Act, has been issued.

         In addition, such counsel shall state that (i) it has participated in certain discussions with representatives of and counsel to the Initial Purchasers, and representatives of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed; (ii) such counsel has not reviewed individual litigation files of the Company or consulted with counsel directly involved in handling particular legal or governmental proceedings for the Company and its investigation of pending or threatened legal or governmental proceedings consisted solely of its participation in such discussions; (iii) on the basis of information that such counsel has gained in the course of its representation of the Company in connection with its preparation of the Offering Memorandum and its participation in the discussions referred to above, such counsel has no reason to believe that, as of the date of the Offering Memorandum or the Closing Date, the Offering Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express


                                      C-I-3
no opinion as to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information set forth or referred to in the Offering Memorandum, or as to any statement or omission made by the Company in reliance upon information furnished in writing to the Company by any Initial Purchaser in connection with the Offering Memorandum.



                                     C- 1-4

                                   EXHIBIT C-2

                Form of Opinion of General Counsel to the Company

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

          1. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has all requisite corporate authority to carry on its business as it is currently being conducted and to own, lease and operate its properties as described in the Offering Memorandum. The Company has all requisite corporate authority to execute, deliver and perform its obligations under the Purchase Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein and therein.

          2. Each Significant Subsidiary of the Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Significant Subsidiary of the Company has all requisite corporate authority to carry on its business as it is currently being conducted and to own, lease and operate its properties as described in the Offering Memorandum.

          3. All of the outstanding capital stock of the Company has been duly authorized, validly issued, and is fully paid and nonassessable and, to such counsel's knowledge, was not issued in violation of any preemptive or similar rights.

          4. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          5. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity.

          6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the enforceability thereof


                                      C-2-1
may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by general principles of equity and (iii) rights of indemnity or contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

          7. The Notes have been duly authorized, executed and delivered by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the rights of creditors generally, and subject to limitations on rights of acceleration and the availability of equitable remedies under general principles of equity.

          8. The Series B Notes and the Private Exchange Notes, if any, have been duly authorized by the Company for issuance and, when executed, delivered, issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the rights of creditors generally, and subject to limitations on rights of acceleration and the availability of equitable remedies under general principles of equity.

          9. The execution and delivery by the Company of the Purchase Agreement and of the other Operative Documents, the performance by the Company of its agreements pursuant to the Purchase Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance, sale and delivery of the Notes by the Company) do not (i) conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to any right to accelerate the maturity of or require the prepayment of any obligation of the Company or any Significant Subsidiary, or require any consent, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to, the terms of any contract, agreement or document identified as an exhibit to the Company's Annual Report on Form 10-K, (ii) violate or conflict with any provisions of the certificate of incorporation or bylaws of the Company or any Significant Subsidiary or (iii) to such counsel's knowledge (assuming, solely for purposes of the opinion set forth in this clause (iii), compliance with state securities or Blue Sky laws and the antifraud provisions of federal and state securities laws, as to which such counsel need not express an opinion), violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties or assets, except for such breaches, violations or conflicts which, individually or in the aggregate, do not and would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities (contingent or otherwise), earnings, operations, conditions (financial and otherwise) or results of operations of the Company and its subsidiaries taken as a whole. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and



                                      C-2-2
except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, in each case as contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of the Purchase Agreement or any of the other Operative Documents to which it is a party; or (2) the issuance and sale of the Notes, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

          10. To such counsel's knowledge, there is no litigation, action, suit, investigation or proceeding, governmental or otherwise, before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or relating to the issuance or sale of the Notes, which would have a material adverse effect on the ability of the Company to perform its obligations under any Operative Document or to consummate the transactions contemplated by the Offering Memorandum or the Operative Documents.

          11. Except as set forth in the Registration Rights Agreement, to such counsel's knowledge, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company of the Purchase Agreement or any other Operative Document or the consummation by the Company and of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

          12. The Purchase Agreement, the Indenture, the Notes and the Registration Rights Agreement conform in all material respects as to the descriptions thereof contained in the Offering Memorandum.

          13. To such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by the Purchase Agreement are subject to the registration requirements of the Act, has been issued.

          In addition, such counsel shall state that (i) it has participated in certain discussions with representatives of and counsel to the Initial Purchasers, and representatives of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed; (ii) although such counsel has responsibility for the legal affairs of the Company, the Company is represented by separate litigation counsel with respect to litigation matters, and such counsel has not reviewed individual litigation files of the Company or consulted with counsel directly involved in handling particular legal or governmental proceedings for the Company and such counsel's investigation of pending or threatened legal or governmental proceedings has consisted of the regular conduct of such counsel's duties as the Company's general counsel and correspondence with litigation counsel and representatives of the Company; (iii) on the basis of information that such counsel has gained in the regular conduct of such counsel's duties as the Company's general counsel, such counsel does not know of any legal or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any of its property is subject required to be described in the Offering Memorandum which is not so described, nor of any contract or other document of a character required to be described in the Offering Memorandum which is not so described; (iv) based on such information and participation,


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


such counsel has no reason to believe that, as of the date of the Offering Memorandum or the Closing Date, the Offering Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion as to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information set forth or referred to in the Offering Memorandum, or as to any statement or omission made by the Company in reliance upon information furnished in writing to the Company by any Initial Purchaser in connection with the Offering Memorandum.



                                      C-2-4